UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. 1)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMBAC FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

EXPLANATORY NOTE

On April 18, 2019, Ambac Financial Group, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Original Proxy Card”) for the Company’s 2019 Annual Meeting of Stockholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Stockholders to be held on June 3, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Original Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). Other than the changes described in this supplement which, adds Proposal 4, makes other conforming changes to the Proxy Statement and the Original Proxy Card and updates the Notice of Annual Meeting, no other changes have been made to the Proxy Statement or the Original Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for the proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement, which should be read in its entirety.
.

AMBAC FINANCIAL GROUP, INC.

SUPPLEMENT TO PROXY STATEMENT
FOR
2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, June 3, 2019
This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Ambac Financial Group, Inc. ( the “Company”, “Ambac”, “we”, or “our”), dated April 18, 2019 (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”), (ii) update the Notice of Annual Meeting to add the new Proposal 4 (the “Updated  Notice”) and (iii) make additional changes to the Proxy Statement resulting from the addition of new Proposal 4. As previously disclosed in the Proxy Statement, the Annual Meeting is being held at our executive offices at One State Street Plaza, New York, New York 10004 on June 3, 2019, at 11:00 a.m. (Eastern).
This Supplement relates to the new Proposal 4 to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement. If you would like to receive another copy of the Proxy Statement, please contact the Company at Investor Relations, Ambac Financial Group, Inc., One State Street Plaza, New York, New York 10004.
This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Proxy Statement Supplement, the Updated Notice of Annual Meeting attached hereto as Appendix A and a revised proxy card (the "Revised Proxy Card") are being made available on or about April 29, 2019 to all stockholders entitled to vote at the Annual Meeting.
We urge stockholders of record to vote on all four proposals by submitting a Revised Proxy Card. If you return an executed Revised Proxy Card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote “FOR” the election of director nominees set forth in the Proxy
Statement, “FOR” the approval of Proposals 2 and 3, and “EVERY YEAR” on Proposal 4.

If you have already voted and do not submit a Revised Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposals 1, 2 and 3 but will not be counted in determining the outcome of Proposal 4.

PLEASE NOTE THAT IF YOU SUBMIT A REVISED PROXY CARD IT WILL REVOKE ALL
PROXY CARDS PREVIOUSLY SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE
ON EACH PROPOSAL ON THE REVISED PROXY CARD.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS
Information contained in this Supplement relates to Proposal 4 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on April 18, 2019.
Please note that we strongly encourage you to read this Supplement and to vote on Proposal 4.
Vote Required; Effect of Abstentions and Broker Non-Votes.
A plurality of votes cast will be used to determine the results of the non-binding advisory vote on Proposal 4. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposal 4. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that stockholders provide their brokers with voting instructions. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on Proposal 1, Proposal 2 or Proposal 4 (a “broker non-vote”). A broker non-vote on any of the proposals presented at the annual meeting will have no effect on the outcome of the proposal.  Because a plurality of votes cast will be used to determine the results of the non-binding advisory vote, abstentions will have no effect on the outcome of the vote on Proposal 4. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting.
Revocation of Proxies/Voting of Shares.
Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by (i) submission of a later dated proxy, (ii) providing a written notice of revocation to Ambac’s Corporate Secretary at Ambac Financial Group, Inc., One State Street Plaza, New York, New York 10004 (and you can send a copy via email to corporatesecretary@ambac.com), prior to your shares being voted, or (iii) attending the Annual Meeting and voting in person. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.
PROPOSAL 4
NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding, advisory vote on the frequency with which the Company’s stockholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal 2, as set forth in the Proxy Statement.
Our stockholders voted on a similar proposal at our annual meeting of stockholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2013, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.
The Board of Directors believes it is in the best interest of the Company to continue to hold say-on-pay votes every year and recommends that you vote for future advisory votes on the compensation paid to our named executive officers to occur every year.
The Company is presenting this Proposal 4, which gives you as a stockholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 2 “say-on-pay,” in our proxy statement. In particular, we are asking whether the advisory vote on the compensation paid to our named executive officers should occur every year, every two years or every three years. The Company asks that you support a frequency period of every year for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers.

Vote Required
Your vote on this Proposal 4 is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, our Board values the opinions of our stockholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our stockholders’ sentiment and the Board will evaluate any appropriate next steps.
Board Recommendation

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS EVERY YEAR.
IF YOU HAVE ALREADY VOTED, YOUR VOTES WILL BE COUNTED WITH RESPECT TO PROPOSALS 1, 2 AND 3. HOWEVER, WE URGE YOU TO CAST YOUR VOTE ON ALL FOUR PROPOSALS USING THE REVISED PROXY CARD EVEN IF YOU HAVE PREVIOUSLY CAST YOUR VOTE ON PROPOSALS 1, 2 AND 3 AS DESCRIBED IN OUR PROXY STATEMENT DATED APRIL 18, 2019.
* * * * *
Important Notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 3, 2019: The Updated Notice, Proxy Statement, the Proxy Statement Supplement and Annual Report on Form 10-K are available online at www.proxyvote.com or by viewing the “Investor Relations” section of the Company’s website at www.ambac.com/Annual_Stockholder_Meeting.asp.  Such materials may also be obtained without charge by writing to the Company at Investor Relations, Ambac Financial Group, Inc., One State Street Plaza, New York, New York 10004.

Appendix A
UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held June 3, 2019
TO THE STOCKHOLDERS OF AMBAC FINANCIAL GROUP, INC.:
This updated notice is hereby given that the Annual Meeting of Stockholders of Ambac Financial Group, Inc. (the “Company”) will be held in person at the Company’s executive offices at One State Street Plaza, New York, New York 10004, on June 3, 2019, at 11:00 a.m., for the following purposes, which now include a new Proposal 4, as more fully described in the proxy statement (the “Proxy Statement”) and supplement to the Proxy Statement:

1.	To elect seven members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

2.	To approve, on an advisory basis, the compensation of our named executive officers;

3.	To ratify the appointment of KPMG LLP as Ambac’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4.	To conduct a vote, on an advisory basis, on whether the compensation paid to our named executive officers should be submitted to stockholders for an advisory vote every one, two or three years.
Only stockholders of record at the close of business on April 10, 2019, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
Important Notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 3, 2019: The Updated Notice, Proxy Statement, Proxy Statement Supplement and Annual Report on Form 10-K are available online at www.proxyvote.com. Such materials may also be obtained without charge by writing to the Company at Investor Relations, Ambac Financial Group, Inc., One State Street Plaza, New York, New York 10004.
YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE URGE YOU TO CAST YOUR VOTE AND SUBMIT YOUR REVISED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.
Your attention is called to the accompanying Proxy Statement Supplement.
By Order of the Board of Directors
April 29, 2019    William J. White
Corporate Secretary

VOTE BY INTERNET	www.proxyvote.com	VOTE BY PHONE	1-800-690-6903
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, on June 2, 2019, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET, on June 2, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL		VOTE BY PHONE	1-800-690-6903
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.		Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET, on June 2, 2019. Have your proxy card in hand when you call and then follow the instructions.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

If you would like to reduce the costs incurred by Ambac Financial Group, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

CONTROL NUMBER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

å THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY æ

The Board of Directors recommends a vote "FOR" EACH OF THE NOMINEES IN PROPOSAL 1.

Proposal 1 Election of Director Nominees
(01) Alexander D. Greene	(02) Ian D. Haft	(03) David L. Herzog	(04) Joan Lamm-Tennant
(05) Claude LeBlanc	(06) C. James Prieur	(07) Jeffrey S. Stein

FOR ALL ❑	WITHHOLD ALL ❑	FOR ALL EXCEPT ❑
To withhold your vote for any individual nominee(s), mark "For All Except" box and write the numbers(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
		For	Against	Abstain
Proposal 2 To approve, on a non-binding advisory basis, the compensation for our named executive officers.		❑	❑	❑
Proposal 3 To ratify the appointment of KPMG as Ambac's independent registered public accounting firm for the fiscal year ending December 31, 2019		❑	❑	❑
The Board of Directors recommends a vote "Every Year" on PROPOSAL 4.
Proposal 4 Advisory vote on whether the compensation paid to our named executive officers should be submitted to stockholders for an advisory vote every one, two or three years.	Every Year	Every 2 Years	Every 3 Years	Abstain
	❑	❑	❑	❑

NOTE: Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

		Yes	No
Please indicate if you plan to attend this meeting		❑	❑

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

REVISED PROXY CARD
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. YOUR VOTE, WHETHER BY INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME,
June 2, 2019, TO BE INCLUDED IN THE VOTING RESULTS.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE BRING:

(1) Valid photo identification, such as a driver's license or passport; and (2) Stockholders holding their shares through a broker, bank, trustee, or nominee will need to bring proof of beneficial ownership as of the Record Date of April 10, 2019, such as their most recent account statement reflecting their stock ownership prior to April 10, 2019, a copy of the voting instruction card provided by their broker, bank, trustee, or nominee, or similar evidence of ownership.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com.

AMBAC FINANCIAL GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
June 3, 2019

The stockholder(s) hereby appoint(s) each of Stephen M. Ksenak and William J. White, as proxies and hereby authorize(s) either of them to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of AMBAC FINANCIAL GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting 11:00 AM, Eastern Time on June 3, 2019, and any adjournment or postponement thereof as described herein and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 18, 2019, and the Proxy Supplement and Updated Notice of Annual Meeting.

The shares represented by this Proxy will be voted in accordance with the specification made on the other side. If this Proxy is signed but no specification is made, the shares represented by this Proxy will be voted "FOR" each of the Board of Directors' nominees, "FOR" Proposal 2, "FOR" Proposal 3, and "EVERY YEAR" on Proposal 4. Stephen M. Ksenak and William J. White and each of them individually, in their discretion and judgment, are authorized to vote upon any other matters that may come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

By executing this Proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Annual Meeting and any adjournment or postponement thereof.

CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.